Exhibit 99.1
MeridianLink® Reports Fourth Quarter and Fiscal Year 2022 Results
Fourth quarter revenue of $70.6 million grows 10% year-over-year

COSTA MESA, Calif., March 1, 2023 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the fourth quarter and fiscal year ended December 31, 2022.
“Our solid fourth quarter performance highlights the strength of our multi-product platform, MeridianLink® One,” said Nicolaas Vlok, chief executive officer of MeridianLink. “More financial institutions are taking advantage of bundling MeridianLink offerings to create seamless digital lending experiences. With that, our revenue grew 10% year-over-year to $70.6 million with 33% adjusted EBITDA margins. Lending software solutions revenue grew 26% year-over-year to $55.0 million, now accounting for 78% of total revenue. I’d like to thank the team for their ongoing dedication and innovation.”

Quarterly Financial Highlights:
•Revenue of $70.6 million, an increase of 10% year-over-year
•Operating income of $0.6 million, or 1% of revenue and Non-GAAP operating profit of $8.5 million, or 12% of revenue
•Net loss of $(5.5) million, or (8)% of revenue, and Adjusted EBITDA of $23.2 million, or 33% of revenue
•Cash flow from operations of $7.4 million and free cash flow of $5.2 million

2022 Fiscal Year Financial Highlights:
•Revenue of $288.0 million, an increase of 8% year-over-year
•Operating income of $28.6 million, or 10% of revenue and Non-GAAP operating profit of $55.9 million, or 19% of revenue
•Net income of $1.3 million, or 0.4% of revenue, and Adjusted EBITDA of $111.2 million, or 39% of revenue
•Cash flow from operations of $74.6 million and free cash flow of $65.2 million

Business and Operating Highlights:
•MeridianLink finished the quarter with record software bookings, both for Q4 and in company history.
•In the quarter, MeridianLink signed ten existing MeridianLink® Consumer customers on the MeridianLink® Mortgage solution, demonstrating the powerful cross-sell capabilities of the MeridianLink® One platform.
•In support of our strategic investment to accelerate services, fuel Go-to-Market, and enhance product innovation, we restructured our operations team and cost profile to serve more customers with greater efficiency in 2023.
•The Company completed enhancements to our marketing automation solution, MeridianLink® Engage. These new features save time in launching targeted, personalized marketing campaigns, often resulting in triple-digit ROI for the customer.
•Building on the innovative functionality acquired through the StreetShares® Atlas Platform®, the Company completed our business lending offering, MeridianLink® Business, to optimize the business lending process in a digital environment.
•Through the Company’s extensive Partner Marketplace, we announced new integrations to partners such as Equifax®, Ferretly, and FirstClose, which help differentiate our lending and data verification customers in the market.
•MeridianLink secured another strong roster of new logo customers as a result of our lending capabilities that best serve customers in our mid-market sweet spot, enabling a more frictionless lending process and empowering customer growth.

Business Outlook
Based on information as of today, March 1, 2023, the Company issues first quarter financial guidance and initiates full year 2023 financial guidance as follows:

First Quarter Fiscal 2023:
•Revenue is expected to be in the range of $72.0 million to $75.0 million
•Adjusted EBITDA is expected to be in the range of $23.0 million to $26.0 million

Full Year 2023:
•Revenue is expected to be in the range of $304.0 million to $310.0 million

•Adjusted EBITDA is expected to be in the range of $109.0 million to $115.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss our fourth quarter and fiscal year results today, March 1, 2023, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (888) 396-8049 from North America toll-free or the Participant Local number of (416) 764-8646 with Conference ID 05813207. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until approximately 3:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Wednesday, March 8, 2023, at (877) 674-7070 from North America or (416) 764-8692 as a Participant Local with Playback Passcode 813207.
For More Information:

Press Contact
Becky Frost
(714) 784-5839
becky.frost@meridianlink.com

Investor Relations Contact
Erik Schneider
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink

MeridianLink® (NYSE: MLNK), headquartered in Costa Mesa, California, powers digital lending and account opening for financial institutions and provides data verification solutions for consumer reporting agencies. MeridianLink’s scalable, cloud-based platforms help customers build deeper relationships with consumers through data-driven, personalized experiences across the entire lending life cycle.

MeridianLink enables customers to accelerate revenue growth, reduce risk, and exceed consumer expectations through seamless digital experiences. Its partner marketplace supports hundreds of integrations for tailored innovation. For more than 20 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities.

Learn more at www.meridianlink.com.

Operational Measures Definitions
We reference bookings, which is an internal operational measure of the business. Bookings is defined as the total of the minimum annual contracted value for newly sold capabilities of our software-as-a-service, or SaaS, products over a given time period, inclusive of any corresponding vendor fees owed to Third Parties.

Non-GAAP Financial Measures

To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our

IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting for acquisitions prior to 2022
•Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology
•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization
•Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software)
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements

This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our strategy, our future financial and operational performance, future economic conditions, our strategic initiatives, including anticipated benefits and integration of an acquisition, our restructuring plan, including expected associated timing, benefits, and costs, the potential benefits of our migration to the public cloud, our stock repurchase program, including the execution and amount of repurchases, our development or delivery of new or enhanced solutions, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	As of
	December 31, 2022	December 31, 2021

Assets
Current assets:
Cash and cash equivalents	$55,780	$113,645
Accounts receivable, net of allowance for doubtful accounts	32,905	24,913
Prepaid expenses and other current assets	9,447	9,398
Escrow deposit	30,000	—
Total current assets	128,132	147,956
Property and equipment, net	4,245	5,989
Right of use assets	2,185	—
Intangible assets, net	297,475	298,597
Deferred tax assets, net	13,939	4,286
Goodwill	608,657	564,799
Other assets	4,524	4,266
Total assets	$1,059,157	$1,025,893

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,249	$2,335
Accrued liabilities	32,500	24,667
Deferred revenue	16,945	14,707
Current portion of long-term debt, net of debt issuance costs	3,505	2,139
Total current liabilities	54,199	43,848
Long-term debt, net of debt issuance costs	423,404	425,371
Long-term deferred revenue	1,141	—
Deferred rent	—	396
Other long-term liabilities	1,322	—
Total liabilities	480,066	469,615
Commitments and contingencies
Stockholders’ Equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at December 31, 2022 and 2021	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 80,644,452 and 79,734,984 shares issued and outstanding at December 31, 2022 and 2021, respectively	128	88
Additional paid-in capital	621,396	596,542
Accumulated deficit	(42,433)	(40,352)
Total stockholders’ equity	579,091	556,278
Total liabilities and stockholders’ equity	$1,059,157	$1,025,893

Condensed Consolidated Statements of Operations
(in thousands, except share/unit and per share/unit data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenues, net	$70,551	$64,024	$288,046	$267,676
Cost of revenues:
Subscription and services	22,486	19,025	90,778	77,103
Amortization of developed technology	4,266	3,329	15,553	12,519
Total cost of revenues	26,752	22,354	106,331	89,622
Gross profit	43,799	41,670	181,715	178,054
Operating expenses:
General and administrative	22,233	21,057	82,649	85,160
Research and development	12,178	8,529	42,592	36,336
Sales and marketing	7,139	4,305	23,658	18,122
Acquisition related costs	1,679	—	4,228	781
Total operating expenses	43,229	33,891	153,127	140,399
Operating income	570	7,779	28,588	37,655
Other (income) expense, net:
Other income	(357)	(10)	(1,063)	(49)
Interest expense, net	7,578	5,542	24,227	32,615
Loss on debt repayment and extinguishment	—	5,593	—	9,944
Total other expense, net	7,221	11,125	23,164	42,510
Income (loss) before provision for income taxes	(6,651)	(3,346)	5,424	(4,855)

Provision for (benefit from) income taxes	(1,188)	(133)	4,130	5,141
Net income (loss)	(5,463)	(3,213)	1,294	(9,996)

Class A preferred return	—	—	—	(20,944)
Net income (loss) attributable to common stockholders	$(5,463)	$(3,213)	$1,294	$(30,940)

Net income (loss) per share:
Basic	$(0.07)	$(0.04)	$0.02	$(0.48)
Diluted	(0.07)	(0.04)	0.02	(0.48)
Weighted average common stock outstanding:
Basic	80,749,744	79,596,418	80,454,356	63,813,770
Diluted	80,749,744	79,596,418	82,403,679	63,813,770

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Subscription fees	$60,004	$55,757	$248,864	$235,489
Professional services	8,250	5,895	29,320	22,707
Other	2,297	2,372	9,862	9,480
Total	$70,551	$64,024	$288,046	$267,676

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Lending software solutions	$55,041	$43,759	$208,290	$176,793
Data verification software solutions	15,510	20,265	79,756	90,883
Total (1)	$70,551	$64,024	$288,046	$267,676
% Growth attributable to:
Lending software solutions	18%		12%
Data verification software	(7)%		(4)%
Total % growth	10%		8%

(1) % Revenue related to mortgage loan market:
Lending software solutions	10%	9%	8%	9%
Data verification software	59%	68%	64%	70%
Total % revenue related to mortgage loan market	21%	27%	23%	30%

Condensed Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2022	2021
Cash flows from operating activities:
Net income (loss)	$1,294	$(9,996)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	53,982	50,453
Amortization of debt issuance costs	2,760	3,413
Share-based compensation expense	22,761	30,736
Loss on disposal of fixed assets	678	524
Loss on sublease liability	—	405
Loss on debt repayment and extinguishment	—	9,944
Gain on change in fair value of earnout	(162)	—
Other adjustments	—	(18)
Deferred income taxes	1,905	4,926
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(7,005)	1,619
Prepaid expenses and other assets	297	(5,726)
Accounts payable	(1,564)	117
Accrued liabilities	(2,281)	(302)
Deferred revenue	1,922	3,834
Deferred rent	—	(94)
Net cash provided by operating activities	74,587	89,835
Cash flows from investing activities:
Acquisition, net of cash acquired – Beanstalk Networks L.L.C.	(61,830)	—
Acquisition, net of cash and restricted cash acquired – StreetShares, Inc.	(23,137)	—
Acquisition, net of cash and restricted cash acquired – Saylent Technologies, Inc.	—	(35,945)
Acquisition, net of cash acquired – TazWorks, LLC	—	(84,605)
Escrow deposit	(30,000)	—
Capitalized software additions	(8,228)	(4,906)
Purchases of property and equipment	(1,136)	(843)
Net cash used in investing activities	(124,331)	(126,299)
Cash flows from financing activities:
Repurchases of common stock	(3,375)	—
Repurchases of Class A Units	—	(54)
Repurchases of Class B Units	—	(1,887)
Proceeds from initial public offering, net of underwriters’ discounts and commissions	—	247,307
Proceeds from exercise of stock options	211	1,714
Payment due to effect of corporate conversion	—	(6)
Proceeds from employee stock purchase plan	1,777	—
Taxes paid related to net share settlement of RSUs	(206)	—
Proceeds from long-term debt	—	535,000
Principal payments of long-term debt	(3,263)	(631,255)
Payment of Regulation A+ investor note	(3,265)	—
Payments of debt issuance costs	—	(7,207)
Payments of Class A cumulative preferred return	—	(12)
Payments of deferred offering costs	—	(4,790)
Payment to sellers of Saylent Technologies, Inc.	—	(775)
Payment to sellers of Teledata Communications, Inc	—	(2,142)
Holdback payment to sellers of MeridianLink	—	(25,665)
Net cash (used in) provided by financing activities	(8,121)	110,228
Net (decrease) increase in cash, cash equivalents and restricted cash	(57,865)	73,764
Cash, cash equivalents and restricted cash, beginning of period	113,645	39,881
Cash, cash equivalents and restricted cash, end of period	$55,780	$113,645

Condensed Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2022	2021
Supplemental disclosures of cash flow information:
Cash paid for interest	$21,348	$29,242
Cash paid for income taxes	1,343	306
Non-cash investing and financing activities:
Regulation A+ investor note assumed in business combination	$3,265	$—
Initial recognition of operating lease liability	3,791	—
Initial recognition of operating lease right-of-use asset	3,047	—
Share-based compensation expense capitalized to software additions	311	111
Shares withheld with respect to net settlement of RSUs	206	—
Effect of corporate conversion	—	319,868
Related party receivable net against holdback payment to prior shareholders	—	4,335
Deferred offering costs in prepaid expenses and other current assets as of December 31, 2020 offsetting payments of deferred offering costs	—	423
Vesting of RSAs and RSUs	40	94
Debt issuance costs included in accrued expenses	—	90
Purchases of property and equipment included in accounts payable and accrued expenses	72	81

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Operating income	$570	$7,779	$28,588	$37,655
Add: Share-based compensation expense	6,260	3,901	22,761	30,736
Add: Employer payroll taxes on employee stock transactions	20	16	350	95
Add: Sponsor and third-party acquisition related costs	1,679	25	4,228	2,348
Non-GAAP operating income	$8,529	$11,721	$55,927	$70,834
Non-GAAP operating margin	12%	18%	19%	26%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Net income (loss)	$(5,463)	$(3,213)	$1,294	$(9,996)
Add: Share-based compensation expense	6,260	3,901	22,761	30,736
Add: Employer payroll taxes on employee stock transactions	20	16	350	95
Add: Sponsor and third-party acquisition related costs	1,679	25	4,228	2,348
Non-GAAP net income	$2,496	$729	$28,633	$23,183
Non-GAAP basic net income per share	$0.03	$0.01	$0.36	$0.36
Non-GAAP diluted net income per share	0.03	0.01	0.35	0.35
Weighted average shares used to compute Non-GAAP basic net income per share	80,749,744	79,596,418	80,454,356	63,813,770
Weighted average shares used to compute Non-GAAP diluted net income per share	82,413,712	82,358,079	82,403,679	67,130,479
Non-GAAP net income margin	4%	1%	10%	9%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Net income (loss)	$(5,463)	$(3,213)	$1,294	$(9,996)
Interest expense	7,578	5,542	24,227	32,615
Taxes	(1,188)	(133)	4,130	5,141
Depreciation and amortization	14,234	12,799	53,982	50,453
Share-based compensation expense	6,260	3,901	22,761	30,736
Employer payroll taxes on employee stock transactions	20	16	350	95
Expenses associated with IPO	—	—	—	424
Sponsor and third-party acquisition related costs	1,679	25	4,228	2,348
Loss on debt prepayment	—	5,593	—	9,944
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	51	109	227	733
Lease termination charges	—	—	—	879
Adjusted EBITDA	$23,171	$24,639	$111,199	$123,372
Adjusted EBITDA margin	33%	38%	39%	46%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Cost of revenue	$26,752	$22,354	$106,331	$89,622
Less: Share-based compensation expense	1,063	1,017	4,630	6,478
Less: Employer payroll taxes on employee stock transactions	6	—	127	3
Less: Amortization of developed technology	4,266	3,329	15,553	12,519
Non-GAAP cost of revenue	$21,417	$18,008	$86,021	$70,622
As a % of revenue	30%	28%	30%	26%

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

General & administrative	$22,233	$21,057	$82,649	$85,160
Less: Share-based compensation expense	2,552	1,694	9,499	14,558
Less: Employer payroll taxes on employee stock transactions	6	14	81	73
Less: Depreciation expense	599	560	2,319	2,303
Less: Amortization of intangibles	9,369	8,910	36,110	35,631
Non-GAAP general & administrative	$9,707	$9,879	$34,640	$32,595
As a % of revenue	14%	15%	12%	12%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Research and development	$12,178	$8,529	$42,592	$36,336
Less: Share-based compensation expense	2,014	1,095	6,472	7,453
Less: Employer payroll taxes on employee stock transactions	6	—	102	8
Non-GAAP research and development	$10,158	$7,434	$36,018	$28,875
As a % of revenue	14%	12%	13%	11%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Sales and marketing	$7,139	$4,305	$23,658	$18,122
Less: Share-based compensation expense	631	95	2,160	2,247
Less: Employer payroll taxes on employee stock transactions	2	2	40	11
Non-GAAP sales and marketing	$6,506	$4,208	$21,458	$15,864
As a % of revenue	9%	7%	7%	6%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Net cash provided by operating activities	$7,352	$20,823	$74,587	$89,835
Less: Capitalized software	1,905	1,316	8,228	4,906
Less: Capital expenditures	247	151	1,136	843
Free cash flow	$5,200	$19,356	$65,223	$84,086